UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 16, 2005
                                                         -----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-31565                  06-1377322
------------------------------   -------------------------  --------------------
(State or other jurisdiction      Commission File Number    (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------



ITEM 8.01         Other Events
                  ------------

                  On November 16, 2005, New York Community Bancorp, Inc. and Long Island Financial Corp. issued a press release announcing that shareholders of Long Island Financial Corp. had approved the acquisition of the company by New York Community Bancorp, Inc. at a special meeting of stockholders held that day. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

      (c) Attached as Exhibit 99.1 is the press release issued by New York Community Bancorp, Inc. and Long Island Financial Corp. on November 16, 2005.

                                    SIGNATURE
                                    ---------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 16, 2005                  NEW YORK COMMUNITY BANCORP, INC.
---------------------------
     Date
                                   /s/ Joseph R. Ficalora
                                   ---------------------------------------------
                                   Joseph R. Ficalora
                                   President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------



99.1 Press release issued by New York Community Bancorp, Inc. and Long Island Financial Corp. on November 16, 2005.